Exhibit 10-J

                                                             CONFORMED COPY

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                        U.S. AUTO RECEIVABLES COMPANY
                                    Seller

                         CHRYSLER CREDIT CORPORATION
                                   Servicer

                                     and

                   MANUFACTURERS AND TRADERS TRUST COMPANY
                                   Trustee

          __________________________________________________________

                                  LONG TERM
                               BANK SUPPLEMENT

                           Dated as of May 23, 1994

                                      to

                       POOLING AND SERVICING AGREEMENT

                           Dated as of May 31, 1991
          ________________________________________________________

                         CARCO AUTO LOAN MASTER TRUST

                                 BANK SERIES



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
                             TABLE OF CONTENTS

                                                                       Page

                                 ARTICLE I

                 CREATION OF THE BANK SERIES CERTIFICATES. . . . . . . . .1

SECTION 1.1.   Designation . . . . . . . . . . . . . . . . . . . . . . . .1


                                ARTICLE II

                                DEFINITIONS. . . . . . . . . . . . . . . .2

SECTION 2.1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . .2


                                ARTICLE III

                       THE BANK SERIES CERTIFICATES. . . . . . . . . . . .2

SECTION 3.1.   Purchases of the Bank Series
                    Certificates . . . . . . . . . . . . . . . . . . . . .2
SECTION 3.2.   Procedure for Increasing the
                    Invested Amount. . . . . . . . . . . . . . . . . . . .2
SECTION 3.3.   Procedure for Decreasing the
                    Invested Amount. . . . . . . . . . . . . . . . . . . .4
SECTION 3.4.   Interest. . . . . . . . . . . . . . . . . . . . . . . . . .4
SECTION 3.5.   Indemnification by Seller . . . . . . . . . . . . . . . . .4
SECTION 3.6.   Pro Rata Payments . . . . . . . . . . . . . . . . . . . . .4


                                ARTICLE IV

                               SERVICING FEE . . . . . . . . . . . . . . .5

SECTION 4.1.   Servicing Compensation. . . . . . . . . . . . . . . . . . .5


                                 ARTICLE V

               RIGHTS OF BANK SERIES CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS . . . . . . . .5

SECTION 5.1.   Allocations; Payments to Seller;
                    Excess Principal Collections
                    and Unallocated Principal
                    Collections. . . . . . . . . . . . . . . . . . . . . .5
SECTION 5.2.   Determination of Monthly Interest . . . . . . . . . . . . .7
SECTION 5.3.   Determination of Monthly Principal. . . . . . . . . . . . .8
SECTION 5.4.   Establishment of Reserve Account. . . . . . . . . . . . . .8
SECTION 5.5.   Deficiency Amount . . . . . . . . . . . . . . . . . . . . .9
SECTION 5.6.   Application of Bank Non-Principal
                    Collections, Available Seller
                    Non-Principal Collections, and
                    Available Bank Principal
                    Collections. . . . . . . . . . . . . . . . . . . . . 10
SECTION 5.7.   Application of Reserve Account and
                    Available Subordinated Amount. . . . . . . . . . . . 11
SECTION 5.8.   Investor Charge-offs. . . . . . . . . . . . . . . . . . . 12
SECTION 5.9.   Excess Servicing. . . . . . . . . . . . . . . . . . . . . 13
SECTION 5.10.  Excess Principal Collections. . . . . . . . . . . . . . . 13


                                ARTICLE VI

                         DISTRIBUTIONS AND REPORTS . . . . . . . . . . . 13

SECTION 6.1.   Distributions . . . . . . . . . . . . . . . . . . . . . . 13
SECTION 6.2.   Daily Reports . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 6.3.   Periodic Reports. . . . . . . . . . . . . . . . . . . . . 14


                                ARTICLE VII

                   ADDITIONAL EARLY AMORTIZATION EVENTS. . . . . . . . . 15

SECTION 7.1.   Additional Early Amortization
                    Events . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 7.2.   Notice of Early Amortization Event. . . . . . . . . . . . 16


                               ARTICLE VIII

                          CHANGE IN CIRCUMSTANCES. . . . . . . . . . . . 16

SECTION 8.1.   Reemployment Costs. . . . . . . . . . . . . . . . . . . . 16
SECTION 8.2.   Inability to Determine LIBO Rate. . . . . . . . . . . . . 16
SECTION 8.3.   Illegality. . . . . . . . . . . . . . . . . . . . . . . . 17
SECTION 8.4.   Increased Costs . . . . . . . . . . . . . . . . . . . . . 17
SECTION 8.5.   Changes in Capital Requirements . . . . . . . . . . . . . 18
SECTION 8.6.   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . 19
SECTION 8.7.   Section 8 Costs . . . . . . . . . . . . . . . . . . . . . 21


                                ARTICLE IX

                            OPTIONAL REPURCHASE. . . . . . . . . . . . . 21

SECTION 9.1.   Optional Repurchase . . . . . . . . . . . . . . . . . . . 21


                                 ARTICLE X

                            FINAL DISTRIBUTIONS. . . . . . . . . . . . . 21

SECTION 10.1.  Sale of Certificateholders' Inter-
                    est Pursuant to Section 2.03
                    of the Wholesale PSA;
                    Distributions, Pursuant to
                    Section 9.1 of this Long Term
                    Supplement or Section 2.03 or
                    12.02(c) of the Wholesale PSA. . . . . . . . . . . . 21
SECTION 10.2.  Distribution of Proceeds of Sale,
                    Disposition or Liquidation of
                    the Receivables Pursuant to
                    Section 9.02 of the Wholesale
                    PSA. . . . . . . . . . . . . . . . . . . . . . . . . 22


                                ARTICLE XI

                         MISCELLANEOUS PROVISIONS. . . . . . . . . . . . 23

SECTION 11.1.  Ratification of Wholesale PSA . . . . . . . . . . . . . . 23
SECTION 11.2.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 11.3.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 11.4.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 11.5.  Successors and Assigns. . . . . . . . . . . . . . . . . . 23
SECTION 11.6.  Physical Certificates . . . . . . . . . . . . . . . . . . 23
SECTION 11.7.  Rights of Certificateholder . . . . . . . . . . . . . . . 23
SECTION 11.8.  Certificate Transfer Restrictions . . . . . . . . . . . . 24
SECTION 11.9.  Trustee's Communications. . . . . . . . . . . . . . . . . 24


                                ARTICLE XII

                 COVENANTS, REPRESENTATIONS AND WARRANTIES . . . . . . . 24

SECTION 12.1.  Representations and Warranties of
                    the Seller and the Servicer. . . . . . . . . . . . . 24
SECTION 12.2.  Covenants of the Servicer . . . . . . . . . . . . . . . . 24


                               ARTICLE XIII

                           CONDITIONS PRECEDENT. . . . . . . . . . . . . 25

SECTION 13.1.  Conditions Precedent to
                    Effectiveness of Long Term
                    Supplement . . . . . . . . . . . . . . . . . . . . . 25
SECTION 13.2.  Conditions Precedent to Increase. . . . . . . . . . . . . 26


ANNEX

I    Definitions

EXHIBITS

A    Form of Bank Series Certificate
B    Form of Distribution Date Statement
C    Form of Daily Report
D-1  Form of Monthly Certificateholders'
       Statement (Revolving Period)
D-2  Form of Monthly Certificateholders' Statement
       (Early Amortization Period)
E    Forms of Effective Date Opinions
F    Forms of Undertaking Letters

          LONG TERM BANK SUPPLEMENT dated as of May 23, 1994 (the "Long Term Supplement"), among U.S. AUTO RECEIVABLES COMPANY, a Delaware corporation, as Seller, CHRYSLER CREDIT CORPORATION, a Delaware corporation, as Servicer, MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee (in such capacity, the "Trustee"), the several banks parties to this Long Term Supplement as of the Effective Date (collectively, the "Initial Bank Series Certificateholders" and, individually, an "Initial Bank Series Certificateholder"), the other financial institutions from time to time parties hereto as certificateholders and CHEMICAL BANK, a New York banking corporation, as agent for the Bank Series Certificateholders (in such capacity, the "Agent"), and as administrative agent (in such capacity, the "Administrative Agent").

          Pursuant to the Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company ("CARCO") to the Seller on August 8, 1991 (as assigned, amended and supplemented, the "Wholesale PSA"), among the Seller, the Servicer and the Trustee, CARCO has created and assigned to the Seller its interests in the CARCO Auto Loan Master Trust (the "Trust"). Section 6.03 of the Wholesale PSA provides that the Seller may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Long Term Supplement to the Wholesale PSA.

          Pursuant to this Long Term Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

          The Seller, the Bank Series Certificateholders, the Servicer, Chrysler Financial Corporation ("CFC"), American Auto Receivables Company, the Agent, and the Administrative Agent have entered into a Long Term Receivables Purchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Long Term RPA"), pursuant to which the parties hereto agreed to enter into this Long Term Supplement.


                                   ARTICLE I

                    Creation of the Bank Series Certificates

          SECTION 1.1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Wholesale PSA and this Long Term Supplement to be known as the "Revolving Certificates, Bank Series" (the "Bank Series Certificates").

          (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Wholesale PSA, the terms and provisions of this Long Term Supplement shall govern. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN ARE DEFINED IN THE WHOLESALE PSA. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Long Term Supplement, except as otherwise provided herein.


                                   ARTICLE II

                                  Definitions

          SECTION 2.1. Definitions. (a) The capitalized terms used herein which are defined in or by reference in Annex I hereto shall have the meanings specified therein.

          (b) The definitions in Annex I are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Long Term Supplement shall refer to this Long Term Supplement as a whole and not to any particular provision of this Long Term Supplement; and the term "including" means "including without limitation".


                                  ARTICLE III

                          The Bank Series Certificates

          SECTION 3.1. Purchases of the Bank Series Certificates. (a) Subject to the terms and conditions of this Long Term Supplement, each Initial Bank Series Certificateholder hereby severally agrees (i) to purchase from the Trust on the Effective Date a Bank Series Certificate for an amount equal to such Initial Bank Series Certificateholder's Commitment Percentage of the Initial Aggregate Bank Invested Amount and (ii) to maintain, in accordance with the provisions of this Long Term Supplement, an interest in the Trust, subject to increase or decrease during the Revolving Period, equal to such Bank Series Certificateholder's Commitment Percentage of the Aggregate Bank Invested Amount.

          (b) Subject to the terms and conditions of this Long Term Supplement, each Purchasing Bank hereby severally agrees to maintain, in accordance with the provisions of this Long Term Supplement, an interest in the Trust, subject to increase or decrease during the Revolving Period, equal to such Bank Series Certificateholder's Commitment Percentage of the Aggregate Bank Invested Amount.

          SECTION 3.2. Procedure for Increasing the Invested Amount. (a) Subject to subsection 2.3 of the Long Term RPA and subsections 3.2(b) and
13.2 hereof, on any Business Day during the Revolving Period, the Invested Amount may be increased by increasing each Bank Series Certificateholder's Bank Invested Amount (an "Increase"), up to an amount not exceeding such Bank Series Certificateholder's Long Term Commitment, upon the request of the Seller on behalf of the Trust (each date on which an increase in the Invested Amount occurs hereunder being herein referred to as the "Increase Date" applicable to such Increase); provided that the Servicer shall have given the Administrative Agent irrevocable written notice (effective upon receipt) of such request pursuant to subsection 2.3 of the Long Term RPA, and provided, further, that no more than one Increase shall be made during any calendar month.

          (b) The Bank Series Certificateholders shall not increase their respective Bank Invested Amounts on any Increase Date hereunder if:

          (i)  the Seller shall not have increased the Available
     Subordinated Amount to an amount greater than or equal to the Required Available Subordinated Amount (after giving effect to such Increase);

         (ii)  the related Increase Amount is less than $50,000,000;

        (iii) after giving effect to the Increase, the Aggregate Invested Amount would exceed the aggregate Long Term Commitments (determined as of the date the notice of such Increase is given);

         (iv) an Early Amortization Event or an event which, with the passage of time or the giving of notice, would be an Early
     Amortization Event has occurred and is continuing;

          (v) after giving effect to the Increase, the Aggregate Bank Invested Amount would exceed the Wholesale Bank Series Certificate Sublimit;

         (vi)  after giving effect to the Increase, the Required
     Participation Amount would exceed the Pool Balance at such time;

        (vii) the conditions precedent set forth in subsection 4.3 of the Long Term RPA and subsection 13.2 hereof shall not have been satisfied;

       (viii) if such Increase takes place prior to the Distribution Date occurring in the calendar month such Increase is made, the Seller shall not have deposited in the Collection Account an amount (a "Pre-Accrual Period Deposit") equal to the Daily Base Rate Interest Expense estimated by the Administrative Agent to accrue with respect to such Increase for the period from the date of such Increase to such Distribution Date; or

         (ix) any "Event of Default" under and as defined in the CFC Revolving Credit Agreement has occurred and its continuing.

          (c) Payment by the Bank Series Certificateholders in respect of any Increase shall be made to the Administrative Agent pursuant to subsection 2.3 of the Long Term RPA.

          SECTION 3.3. Procedure for Decreasing the Invested Amount. On any Distribution Date during the Revolving Period, upon request of the Seller on behalf of the Trust, the Aggregate Bank Invested Amount may be reduced (a "Decrease") by the distribution to the Administrative Agent on behalf of the Bank Series Certificateholders of some or all of Available Bank Principal Collections on such Distribution Date; provided that the Servicer shall have given the Administrative Agent written notice (effective upon receipt) prior to 12:00 Noon (New York City time) two Business Days prior to the date of such Decrease stating the amount of such Decrease and provided, further, that such Decrease shall be in an amount equal to or greater than $25,000,000. The Available Subordinated Amount shall simultaneously be reduced to an amount equal to the Required Available Subordinated Amount after giving effect to such Decrease.

          SECTION 3.4. Interest. Interest shall be payable on the Bank Series Certificates on each Distribution Date pursuant to subsection 5.6. Calculations of per annum rates and fees under this Long Term Supplement shall be made on the basis of (a) a 360-day year for actual days elapsed with respect to interest payments calculated based on the LIBO Rate and (b) a 365- (or 366-, as the case may be) day year for actual days elapsed with respect to other interest payments and fees. Each determination of the LIBO Rate hereunder by the Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error. Any change in monthly interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change is announced.

          SECTION 3.5. Indemnification by Seller. The Seller hereby agrees to pay, and to indemnify and hold harmless, the Administrative Agent, the Agent, each Bank Series Certificateholder and the Trustee and each officer, director and employee thereof from (a) all claims, disputes, damages, penalties and losses arising from the Receivables or the underlying collateral (including any product warranty-related claims, but excluding credit losses), (b) any taxes which may at any time be asserted in respect of this transaction or the subject matter thereof (including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including taxes imposed upon the Agent, the Administrative Agent, any such Bank Series Certificateholder or the Trustee with respect to its income arising out of this transaction and imposed in any jurisdiction) and (c) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller or the Servicer hereunder or imposed against the Agent, the Administrative Agent, any Bank Series Certificateholder, the Trustee or any officer, director or employee thereof, or the Seller, the property involved or otherwise.
Notwithstanding any provision of this Long Term Supplement to the contrary, any amounts payable by the Seller pursuant to this Section 3.5 shall be paid by the Seller only to the extent of Excess Servicing available to the Seller pursuant to Section 5.9(b)(ii).

          SECTION 3.6. Pro Rata Payments. All payments to be made by the Bank Series Certificateholders pursuant to this Long Term Supplement shall be made by each Bank Series Certificateholder of record on such date, pro rata, based upon the Commitment Percentage of such Bank Series
Certificateholder.

          SECTION 3.7. Changes in Bank Group. Any "Bank" which becomes a party to the Long Term RPA pursuant to subsection 2.9 thereof shall become a Long Term Bank Series Certificateholder party hereto by executing a New Bank Supplement in accordance with said subsection 2.9. Any Long Term Bank Series Certificateholder which increases its Long Term Commitment pursuant to subsection 2.9 of the Long Term RPA shall execute a Long Term Commitment Increase Supplement in accordance with said subsection 2.9. Upon receipt of a copy of any such Supplement, the Seller shall execute, and the Trustee shall authenticate, a Long Term Bank Series Certificate for such new Long Term Bank Series Certificateholder or such Long Term Bank Series Certificateholder which increases its Long Term Commitment, provided that any Long Term Bank Series Certificateholder increasing its Long Term Commitment shall surrender its Long Term Bank Series Certificate to the Trustee or provide the Trustee with a certificate of a responsible officer of such Long Term Bank Series Certificateholder that such Long Term Bank Series Certificate has been stolen, lost or destroyed and provide the Trustee with such security or indemnity as may be required by it to save it harmless.



                                   ARTICLE IV

                                 Servicing Fee

          SECTION 4.1. Servicing Compensation. The monthly servicing fee (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Pool Balance as of the last day of the Collection Period second preceding such Distribution Date and (c) the Bank Series Allocation Percentage with respect to the immediately preceding Collection Period. The share of the Monthly Servicing Fee allocable to the Bank Series Certificateholders with respect to any Distribution Date (the "Certificateholders Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Aggregate Bank Invested Amount as of the last day of the Collection Period second preceding such Distribution Date. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Trust, the Trustee or the Bank Series Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Certificateholders of other Series and the Bank Series Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Certificateholders of other Series. The Certificateholders Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Long Term Supplement.


                                   ARTICLE V

                  Rights of Bank Series Certificateholders and
                   Allocation and Application of Collections

          SECTION 5.1. Allocations; Payments to Seller; Excess Principal Collections and Unallocated Principal Collections. (a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts allocated to Bank Series pursuant to Article IV of the Wholesale PSA shall be allocated and distributed as set forth in this Article.

          (b) The Servicer shall instruct the Trustee to withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts:

          (i)  on each Deposit Date:

               (A) an amount equal to the Excess Seller's Percentage for the related Collection Period of Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date; and

               (B) an amount equal to the Excess Seller's Percentage for the related Collection Period of Allocable Principal Collections deposited in the Collection Account for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); and

         (ii) on each Deposit Date with respect to the Revolving Period, an amount equal to the Available Seller's Principal Collections for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that Available Seller's Principal Collections shall be paid to the Seller with respect to any Collection Period only after an amount equal to the sum of (A) the Deficiency Amount, if any, relating to the immediately preceding Collection Period and (B) the excess, if any, of the Reserve Account Required Amount over the amount in the Reserve Account on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Account on such Distribution Date), has been deposited in the Collection Account for the benefit of the Bank Series from such Available Seller's Principal Collections.

          The withdrawals to be made from the Collection Account pursuant to this Section 5.1(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.03 of the Wholesale PSA, payment of the purchase price for the Bank Series Certificateholders Interest pursuant to Section 9.1 of this Long Term Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Wholesale PSA.

          (c) The Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit into the Reserve Account on Deposit Dates with respect to the Revolving Period Available Seller's Principal
Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to Section 5.1(b)(ii)(B).

          SECTION 5.2.  Determination of Monthly Interest.   (a)(i) The
amount of monthly interest ("Monthly Interest") with respect to the Bank Series Certificates on any Distribution Date shall be an amount equal to the sum of (A) with respect to that portion of the Aggregate Bank Invested Amount allocated to the LIBO Tranche, an amount equal to the product of (I) the number of days in the preceding Accrual Period divided by 360, (II) the sum of the LIBO Rate applicable to the LIBO Tranche for the Accrual Period with respect to such Distribution Date and the Eurodollar Margin, and (III) the portion of the Aggregate Bank Invested Amount allocable to the LIBO Tranche as of the close of business on the preceding Distribution Date (after giving effect to all distributions of Monthly Principal on such preceding Distribution Date) and (B) with respect to that portion of the Aggregate Bank Invested Amount not allocated to the LIBO Tranche, an amount ("Monthly Base Rate Interest") equal to the sum of each Daily Base Rate Interest Expense determined by the Administrative Agent for each day of the Accrual Period with respect to such Distribution Date, provided, however, if any Increase shall be made during the period from and including the first calendar day of any month to but excluding the Distribution Date occurring during such month, the amount of Daily Base Rate Interest Expense calculated with respect to such Increase during such period shall not be included in the Monthly Interest determined for the Accrual Period with respect to such Distribution Date, but instead shall be included in the Monthly Interest determined for the Accrual Period with respect to the next succeeding Distribution Date.

         (ii) In the event the Base Rate changes during the period between any Determination Date and the following Distribution Date and a portion of the Aggregate Bank Invested Amount is not allocated to the LIBO Tranche, the Servicer and the Administrative Agent shall cooperate on the date of such change in modifying the Distribution Date Statement to reflect the adjustment in the Monthly Interest for the then current Accrual Period caused by such change and any consequent adjustments, including adjustment to the Deficiency Amount, if any. Any such modification, including any adjustment to the Deficiency Amount shall be completed by 10:00 a.m. on such Distribution Date.

          (b) On the Determination Date preceding each Distribution Date, the Servicer shall determine the amount, if any (the "Interest Shortfall"), by which (i) the Monthly Interest for the Accrual Period with respect to such Distribution Date is greater than (ii) the amount which will be available to be distributed to the Bank Series Certificateholders on such Distribution Date in respect thereof pursuant to this Long Term Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Interest") equal to the product of (A) the number of days in the related Accrual Period divided by 365 (or 366, as determined in accordance with subsection 3.4), (B) the Default Rate and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Bank Series Certificateholders) shall be payable as provided herein with respect to the Bank Series Certificates on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Interest Shortfall is paid to Bank Series Certificateholders. Notwithstanding anything to the contrary herein, Additional Interest shall be payable or distributed to the Bank Series Certificateholders only to the extent permitted by applicable law.

          (c) On each Distribution Date the Seller may, subject to subsection 5.2(d), elect to allocate or continue to allocate all or any part of the Aggregate Bank Invested Amount to the LIBO Tranche by giving the Administrative Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Administrative Agent prior to 12:00 Noon (New York City time) three Business Days prior to such Distribution Date. Such notice shall specify
(i) the applicable Distribution Date, (ii) the date of the succeeding Distribution Date and (iii) the portion of the Aggregate Bank Invested Amount being allocated to the LIBO Tranche. Promptly upon receipt of each such notice the Administrative Agent shall notify each Bank Series Certificateholder of the contents thereof. If the Administrative Agent shall not have received timely notice as aforesaid with respect to all or any portion of the Aggregate Bank Invested Amount, the Monthly Interest on the Aggregate Bank Invested Amount for the succeeding Accrual Period shall be calculated by reference to the Base Rate.

          (d) Anything contained in this Section 5.2 to the contrary notwithstanding, (i) the portion of the Aggregate Bank Invested Amount allocable to the LIBO Tranche must be an amount equal to $50,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) after the occurrence and during the continuance of any Early Amortization Event, the Seller may not elect to allocate all or any portion of the Aggregate Bank Invested Amount to the LIBO Tranche.

          SECTION 5.3. Determination of Monthly Principal. The amount of monthly principal ("Monthly Principal") distributable with respect to the Bank Series Certificates on each Distribution Date with respect to an Early Amortization Period shall be equal to the sum of (i) the Available Bank Principal Collections with respect to such Distribution Date and (ii) the Available Seller's Principal Collections allocated pursuant to subsection 5.7(d)(ii); provided, however, that Monthly Principal shall not exceed the Aggregate Bank Invested Amount.

          SECTION 5.4. Establishment of Reserve Account. The Servicer, for the benefit of the Bank Series Certificateholders, shall cause to be established and maintained in the name of the Trust an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Bank Series Certificateholders. On the Effective Date, the Seller shall cause to be deposited in the Reserve Account the Initial Reserve Account Deposit Amount. The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Bank Series Certificateholders. If, at any time, the Reserve Account ceases to be an Eligible Deposit Account, the Servicer shall establish a substitute Eligible Deposit Account as the Reserve Account, transfer any cash and/or any Eligible Investments to such new Reserve Account and from the date any such substitute account is established, such account shall be the "Reserve Account". Neither the Seller nor the Servicer, nor any person or entity claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Reserve Account, except as expressly provided herein. Pursuant to the authority granted to the Servicer in Section 3.01 of the Wholesale PSA, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Reserve Account for the purposes of carrying out the Servicer's or the Trustee's duties specified in the Wholesale PSA and this Long Term Supplement.

          All Eligible Investments in the Reserve Account shall be held by the Trustee for the benefit of the Bank Series Certificateholders. Funds on deposit in the Reserve Account shall at the direction of the Servicer be invested by the Trustee solely in Eligible Investments that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date (or on or before 10:00 a.m. on such following Distribution Date in the case of Eligible Investments in respect of which the Trustee is the obligor). As of each Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account received with respect to such Determination Date shall be credited to the Collection Account for the benefit of the Bank Series (together with earnings on the Pre-Accrual Period Deposit and an amount equal to the Bank Series Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited to the Collection Account pursuant to Section 4.02 of the Wholesale PSA with respect to such Determination Date, "Investment Proceeds"). Schedule 1, which is hereby incorporated into and made part of this Long Term Supplement, identifies the Reserve Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Reserve Account is established pursuant to this Section, the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Reserve Account.

          SECTION 5.5. Deficiency Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which (a) the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date, (iii) Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date, (iv) the Certificateholders Monthly Servicing Fee for such Distribution Date, (v) the Investor Default Amount, if any, for such Distribution Date, (vi) the amount of Investor Charge-Offs which have not previously been reimbursed, (vii) the Bank Series Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Wholesale PSA with respect to the related Collection Period that has not been so deposited as of such Determination Date and (viii) any Section 8 Costs, exceeds (b) the sum of (i) Bank Non-Principal Collections and Available Seller Non-Principal Collections deposited in the Collection Account during the Collection Period preceding such Distribution Date plus any Investment Proceeds plus any Pre-Accrual Period Deposit made during the Accrual Period preceding the Accrual Period with respect to such Distribution Date plus
(ii) the amount of funds in the Reserve Account which are available pursuant to Section 5.7(a) to cover any portion of the Deficiency Amount. The lesser of the Deficiency Amount and the Available Subordinated Amount on the related Determination Date shall be the "Required Subordination Draw Amount".

          SECTION 5.6. Application of Bank Non-Principal Collections, Available Seller Non-Principal Collections, and Available Bank Principal Collections. The Servicer shall cause the Trustee to apply, on each Distribution Date, Bank Non-Principal Collections, Available Seller Non-Principal Collections, Investment Proceeds and Available Bank Principal Collections to make the following distributions:

          (a) On each Distribution Date, an amount equal to the sum of Bank Non-Principal Collections, Available Seller Non-Principal Collections and any Investment Proceeds will with respect to the preceding Collection Period and any Pre-Accrual Period Deposit made during the Accrual Period preceding the Accrual Period with respect to such Distribution Date be distributed in the following priority:

               (i) an amount equal to Monthly Interest for such Distribution Date, plus the amount of any Monthly Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date, shall be distributed to the Bank Series Certificateholders;

              (ii) an amount equal to the Certificateholders Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

             (iii) an amount equal to the Investor Default Amount for such Distribution Date shall be treated as a portion of Bank Principal Collections for such Distribution Date;

              (iv) an amount equal to the aggregate amount of Investor Charge-Offs which have not previously been reimbursed shall be treated as a portion of Bank Principal Collections for such Distribution Date;

               (v) an amount equal to the sum of (A) Section 8 Costs for such Distribution Date and (B) any Section 8 Costs not paid on any preceding Distribution Date shall be paid to the Agent for the account of the applicable Bank Series Certificateholders; and

              (vi) the balance, if any, shall constitute Excess Servicing and shall be allocated and distributed as set forth in Section 5.9.

          (b) (i) On each Distribution Date during the Revolving Period with respect to which the Seller has notified the Administrative Agent a Decrease will occur, an amount of Available Bank Principal Collections deposited in the Collection Account for the related Collection Period equal to such Decrease will be distributed to the Administrative Agent for the ratable benefit of the Bank Series Certificateholders. The Aggregate Bank Invested Amount shall be reduced by the amount of Available Bank Principal Collections so distributed. Any such remaining Available Bank Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Wholesale PSA.

               (ii) On each Distribution Date during the Revolving Period with respect to which the Servicer has not notified the Administrative Agent it will be making a Decrease, an amount equal to Available Bank Principal Collections deposited in the Collection Account for the related Collection Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Wholesale PSA.

          (c) On each Distribution Date with respect to an Early Amortization Period, an amount equal to the sum of (i) Available Bank Principal Collections and (ii) Available Seller's Principal Collections allocated pursuant to subsection 5.7(d)(ii) will be distributed in the following priority: (i) an amount equal to Monthly Principal for such Distribution Date shall be distributed to the Administrative Agent for the ratable benefit of the Bank Series Certificateholders and (ii) after giving effect to the distribution referred to in clause (i), an amount equal to the balance, if any, of such Available Bank Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Wholesale PSA.

          SECTION 5.7. Application of Reserve Account and Available Subordinated Amount. (a) If the portion of Bank Non-Principal Collections, Available Seller's Non-Principal Collections, any Pre-Accrual Period Deposit and Investment Proceeds allocated to the Bank Series Certificateholders on any Distribution Date pursuant to Section 5.6(a) is not sufficient to make the entire distributions required on such Distribution Date by Section 5.6(a)(i) through (v), the Servicer shall cause the Trustee to withdraw funds from the Reserve Account to the extent available therein, and apply such funds to complete the distributions pursuant to Section 5.6(a)(i) through (v).

          (b) If there is a Required Subordination Draw Amount for such Distribution Date, the Servicer shall apply or cause the Trustee to apply the Available Seller's Principal Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by
Section 5.6(a)(i) through (v) that have not been made through the application of funds from the Reserve Account in accordance with the preceding paragraph. Any such Available Seller's Principal Collections remaining after the application thereof pursuant to the preceding sentence shall be treated as a portion of Bank Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to the Bank Series as described in Section 5.5(a)(vii). The amount of the Available Seller's Principal Collections applied in accordance with the two preceding sentences shall reduce the Available Subordinated Amount as described in clause (c) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Seller's Principal Collections for such Distribution Date, the Available Subordinated Amount shall be further reduced by the amount of such excess, but not by more than the sum of (x) the Investor Default Amount and (y) the amount of unpaid Adjustment Payments allocated to the Bank Series as described in Section 5.5(a)(vii).

          (c) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Account made pursuant to Section 13.2, Sections 5.1(c), 5.4, and Section 5.7(a) and (d), (i) during the Revolving Period, the amount in the Reserve Account is greater than the Reserve Account Required Amount for the related Distribution Date, the Servicer shall cause the Trustee to distribute such excess amount to the Seller; provided that the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Distribution Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date or (ii) the amount in the Reserve Account is less than such Reserve Account Required Amount, then the Trustee shall deposit any remaining Available Seller's Principal Collections on deposit in the Collection Account for such Distribution Date into the Reserve Account until either (x) the amount in the Reserve Account is equal to such Reserve Account Required Amount (and the Available Subordinated Amount shall be reduced by the amount of Available Seller's Principal Collections so applied) or (y) the Available Subordinated Amount shall have been reduced to the Required Available Subordinated Amount. On the Termination Date, any funds in the Reserve Account will be treated as Available Bank Principal Collections. After the earlier of the payment in full of the Aggregate Bank Invested Amount and the Termination Date, any funds remaining on deposit in the Reserve Account shall be paid to the Seller.

          (d) The balance of Available Seller's Principal Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to paragraph (b) of this Section 5.7 shall (i) during the Revolving Period, be distributed to the Seller; provided that the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Distribution Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date and (ii) during an Early Amortization Period, be treated as a portion of Bank Principal Collections and distributed pursuant to
Section 5.6(c).

          SECTION 5.8. Investor Charge-offs. If, on any Distribution Date on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Aggregate Bank Invested Amount shall be reduced by the amount of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Investor Default Amount. Investor Charge-Offs shall thereafter be reimbursed and the Aggregate Bank Invested Amount increased (but not by an amount in excess of the aggregate Investor Charge-Offs) on any Distribution Date by the sum of
(a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) any amounts allocated and available for that purpose pursuant to
Section 5.6(a)(iv).

          SECTION 5.9. Excess Servicing. The Servicer shall cause the Trustee to apply, on each Distribution Date, Excess Servicing with respect to such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the Reserve Account Deposit Amount (after giving effect to any application of Available Seller's Principal Collections pursuant to Section 5.7(b)) for such Distribution Date shall be deposited in the Reserve Account; and

          (b) the balance, if any, (i) for any Distribution Date during an Early Amortization Period, shall be treated as a portion of Bank Principal Collections and (ii) for any Distribution Date during the Revolving Period, shall be distributed to the Seller.

          SECTION 5.10. Excess Principal Collections. That portion of Excess Principal Collections for any Distribution Date equal to the amount of Bank Series Allocable Excess Principal Collections for such Distribution Date will be allocated to the Bank Series and will be distributed as set forth in this Long Term Supplement.


                                   ARTICLE VI

                           Distributions and Reports

          SECTION 6.1. Distributions. (a) On each Distribution Date with respect to a Collection Period during which the Aggregate Bank Invested Amount was greater than zero at any time, at the direction of the Servicer the Trustee shall distribute to the Administrative Agent on behalf of each Bank Series Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Wholesale PSA respecting a final distribution) all amounts specified in Article V and promptly thereafter the Administrative Agent shall make available to each Bank Series Certificateholder pursuant to subsection 2.7 of the Long Term RPA an amount equal to the product of (i) the amount to be distributed to the Bank Series Certificateholders pursuant to Article V and (ii) such Bank Series Certificateholder's Commitment Percentage.

          (b) All allocations and distributions hereunder shall be in accordance with the Distribution Date Statement delivered by the Servicer to the Trustee pursuant to subsection 6.3 and shall be made in lawful money of the United States and in immediately available funds.

          (c) The final distribution on the Bank Series Certificates will be made only upon presentation and surrender of the Bank Series Certificates by the Administrative Agent to the Trustee. Each Bank Series Certificateholder agrees to deliver, on or prior to the scheduled date of such distribution, its Bank Series Certificate to the Administrative Agent for presentation and surrender to the Trustee pursuant to the preceding sentence.

          SECTION 6.2. Daily Reports. On each Business Day when the Aggregate Bank Invested Amount is greater than zero, the Servicer shall provide the Administrative Agent and the Trustee with a Daily Report. The Administrative Agent shall make copies of the Daily Report available to the Bank Series Certificateholders at their reasonable request at the Administrative Agent's office in New York City.

          SECTION 6.3. Periodic Reports. (a) Distribution Date Statements. On each Determination Date with respect to a Collection Period during which the Aggregate Bank Invested Amount was greater than zero at any time, the Servicer shall deliver to the Trustee and the Administrative Agent a Distribution Date Statement. The Trustee shall be entitled to rely on each Distribution Date Statement to determine the Aggregate Bank Invested Amount. The Administrative Agent shall forward a copy of each such Distribution Date Statement to any Bank Series Certificateholder upon request by such Bank Series Certificateholder.

          (b) Monthly Certificateholders' Statement. On each Distribution Date with respect to a Collection Period during which the Aggregate Bank Invested Amount was greater than zero at any time, the Servicer shall deliver to the Trustee and the Administrative Agent, and the Administrative Agent shall forward to each Bank Series Certificateholder, a Monthly Certificateholders' Statement.

          (c) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year (or such earlier date as required by applicable law) following a calendar year during which the Aggregate Bank Invested Amount was greater than zero at any time, the Servicer on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Bank Series Certificateholder, a statement prepared by the Servicer containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Bank Series Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Trustee or the Servicer deems necessary or desirable to enable the Bank Series Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (d) Early Amortization Period Notices. Upon the occurrence of an Early Amortization Event, the Seller or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Administrative Agent. The Administrative Agent shall give notice thereof to each Bank Series Certificateholder. In addition, the Servicer shall give the Administrative Agent written notice of the occurrence and nature of an Early Amortization Event with respect to any other series which is not an Early Amortization Event with respect to the Bank Series.


                                  ARTICLE VII

                      Additional Early Amortization Events

          SECTION 7.1.  Additional Early Amortization Events.
The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Bank Series Certificateholders, be deemed to be an Early Amortization Event solely with respect to Bank Series:

          (a) on any Determination Date, the ratio of (i) the aggregate Allocable Defaulted Amount for the three preceding Collection Periods to (ii) the aggregate Allocable Principal Collections deposited in the Collection Account for the three preceding Collection Periods exceeds .75%;

          (b) on any Determination Date, the Available Subordinated Amount (after giving effect to all reductions with respect thereto on the related Distribution Date) will be reduced to less than the Required Available Subordinated Amount;

          (c)  any Service Default with respect to the Bank Series occurs;

          (d) on any Determination Date, as of the last day of the Collection Period with respect thereto, the aggregate amount of Principal Receivables relating to used Vehicles exceeds 20% of the Pool Balance on such day;

          (e) on any six consecutive Distribution Dates any Interest Coverage Shortfall exists;

          (f) failure on the part of the Seller, the Servicer or CCC, as applicable, to deliver any Daily Report or Monthly Certificateholders' Statement within five Business Days of the date such report or statement must be delivered hereunder;

          (g) on any four consecutive Distribution Dates both (i) any Interest Coverage Shortfall exists and (ii) the amount on deposit in the Reserve Account is less than the Reserve Account Trigger Amount;

          (h) on any Determination Date, the average of the Monthly Payment Rates for the two preceding Collection Periods is less than 20%; and

          (i) any Commitment Termination Event occurs or the Long Term Commitments shall terminate.

          SECTION 7.2. Notice of Early Amortization Event. The Trustee shall not be deemed to have knowledge of the occurrence of any Early Amortization Event unless the Trustee shall have received written notice describing such Early Amortization Event and stating that such notice is a "notice of Early Amortization Event."


                                  ARTICLE VIII

                            Change In Circumstances

          SECTION 8.1. Reemployment Costs. The Seller agrees to indemnify each Bank Series Certificateholder and to hold each Bank Series Certificateholder harmless from any loss or expense, including any such loss or expense arising from interest or fees payable by such Bank Series Certificateholder to lenders of funds obtained by it to purchase or maintain that portion of its Bank Invested Amount hereunder with respect to which Monthly Interest is determined by reference to the LIBO Rate as a consequence of (a) default by the Seller in the performance of its obligations hereunder or under the Wholesale PSA, (b) the occurrence of a Service Default or an event which would, with the giving of notice or the passage of time, constitute a Service Default, (c) the occurrence of an event referred to in Section 8.2 or 8.3, (d) default by the Seller in selling an Increase in the Aggregate Bank Invested Amount on an Increase Date after having given notice of such Increase, or (e) any reduction of the LIBO Tranche prior to the termination of the Accrual Period for such LIBO Tranche. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Bank Series Certificateholder to the Seller shall be conclusive absent manifest error. This covenant shall survive termination of this Long Term Supplement and the Wholesale PSA.

          SECTION 8.2. Inability to Determine LIBO Rate. In the event that (a) the Agent determines (which determination shall be conclusive and binding upon the Bank Series Certificateholders) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Rate" are not being provided in the relevant amounts or for the relevant maturities for the purposes of determining rates of interest for the LIBO Tranche hereunder as provided herein, or (b) the Required Bank Series Certificateholders determine (which determination shall be conclusive and binding upon the Bank Series Certificateholders) and shall notify the Agent that the rates of interest referred to in the definition of "LIBO Rate" as the basis upon which the rate of interest for the LIBO Tranche hereunder is to be determined do not adequately cover the cost to the Bank Series Certificateholders of making or maintaining their investments in Bank Series Certificates at such time as any of the Aggregate Bank Invested Amount is allocated to the LIBO Tranche, the Agent shall forthwith give telex or telecopy notice of such determination, confirmed in writing, to the Seller and the Trustee, whereupon until the Agent notifies the Seller and the Trustee that the circumstances giving rise to such notice no longer exist, none of the Aggregate Bank Invested Amount shall be allocated to the LIBO Tranche.

          SECTION 8.3. Illegality. Notwithstanding any other provision herein, if any law, regulation, treaty or directive , or any change therein or in the interpretation or application thereof, shall make it unlawful for any Bank Series Certificateholder to purchase or maintain its interest in its Bank Series Certificate in any LIBO Tranche and such Bank Series Certificateholder shall notify the Administrative Agent, the Agent, the Trustee and the Seller, then interest payable in respect of the portion of each LIBO Tranche applicable to such Bank Series Certificateholder shall thereafter be calculated by reference to the Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the Accrual Period with respect to any LIBO Tranche, the Seller shall pay to the Agent for the account of such Bank Series Certificateholder the amounts, if any, as may be required pursuant to
Section 8.1.

          SECTION 8.4. Increased Costs. (a) In the event that any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof or compliance by any Bank Series Certificateholder with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority enacted or made subsequent to the date hereof:

          (A) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank Series
     Certificateholder; or

          (B) does or shall impose on such Bank Series Certificateholder any other condition;

and the result of any of the foregoing is to increase the cost to such Bank Series Certificateholder of purchasing or maintaining its portion of the Bank Series Certificateholders' Interest hereunder (such increase in cost, "Increased Costs"), then, in any such case, the Seller shall promptly pay to the Agent for the account of such Bank Series Certificateholder, upon the written demand of such Bank Series Certificateholder to the Seller (with a copy to the Agent), so long as such Increased Costs are not otherwise included in the amounts required to be paid to such Bank Series Certificateholder pursuant to any other paragraph under this Section 8, any additional amounts necessary to compensate such Bank Series Certificateholder for such Increased Costs which such Bank Series Certificateholder deems to be material as determined by such Bank Series Certificateholder. If a Bank Series Certificateholder becomes entitled to claim any additional amounts pursuant to this Section 8.4, it shall promptly notify the Seller, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Bank Series Certificateholder, through the Agent, to the Seller shall be conclusive in the absence of manifest error.

          (b) Upon the occurrence of any of the events specified in subsections 8.3 or 8.4(a), each Bank Series Certificateholder whose Long Term Commitments are affected by any such event agrees that it will transfer such Long Term Commitments affected by any such event to another branch office (or, if such Bank Series Certificateholder so elects, to an Affiliate) of such Bank Series Certificateholder, provided that such transfer shall be made only if such Bank Series Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (a) on the basis of then existing circumstances, such transfer will avoid such events and will not result in any additional costs, liabilities or expenses to such Bank Series Certificateholder, to the Seller or to the Trust and (b) such transfer is otherwise consistent with the interests of such Bank Series Certificateholder.

          SECTION 8.5. Changes in Capital Requirements. (i) In the event that, in the opinion of counsel for any Bank Series Certificateholder (which may, in the discretion of such Bank Series Certificateholder, be such Bank Series Certificateholder's internal counsel), compliance with any law, rule, regulation or guideline, or any change therein or in the interpretation or application thereof or compliance by any Bank Series Certificateholder with any request or directive (whether or not having the force of law) from any central bank or Governmental Authority enacted or made subsequent to the date hereof shall affect the amount of capital required or expected to be maintained by such Bank Series Certificateholder or any corporation controlling such Bank Series Certificateholder and the amount of such capital that is required or expected to be maintained is increased by or based upon the Long Term Commitments of such Bank Series Certificateholder under this Long Term Supplement or the Wholesale PSA or any participation agreement entered into pursuant to subsection 9.6 of the Long Term RPA, as applicable (such event, a "Change in Law"), such affected Bank Series Certificateholder shall notify the Seller and the Agent within 90 days after such affected Bank Series Certificateholder shall first be required to comply with such Change in Law. At the time of such notification such affected Bank Series Certificateholder shall provide the Seller with a written statement setting forth the amount that would adequately compensate such affected Bank Series Certificateholder for the costs associated with its compliance with such Change in Law and setting forth in reasonable detail the assumptions upon which such affected Bank Series Certificateholder calculated such amount, and a copy of the opinion of counsel referred to in the preceding sentence. Such affected Bank Series Certificateholder shall allocate to the Seller the costs associated with such Change in Law in such a way that the proportion of (i) such costs that are allocated to the Seller to (ii) the total of such costs of such affected Bank Series Certificateholder associated with such Change in Law as it relates to all commitments of such Bank Series Certificateholder to its customers of similar creditworthiness as the Seller, is substantially the same as the proportion of (i) the aggregate Long Term Commitments of such affected Bank Series Certificateholder under this Long Term Supplement or the Wholesale PSA or such participation agreement to (ii) the total of all commitments by such affected Bank Series Certificateholder to its customers of similar creditworthiness as the Seller.

          (ii) Upon the occurrence of any Change in Law, each Bank Series Certificateholder whose Long Term Commitment hereunder is affected by such Change in Law shall transfer its Long Term Commitment to another branch office (or, if such Bank Series Certificateholder so elects, to an Affiliate) of such Bank Series Certificateholder, provided that such transfer shall be made only if such Bank Series Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (i) on the basis of then existing circumstances, such transfer will avoid or reduce the additional payments resulting from such Change in Law and will not result in any additional costs, liabilities or expenses to such Bank Series Certificateholder (unless the Seller agrees to pay such additional costs, liabilities or expenses of such Bank Series Certificateholder), the Seller or the Trust and (ii) such transfer is otherwise consistent with the interests of such Bank Series Certificateholder.

          SECTION 8.6. Taxes. (a) In the event that the adoption of any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, in each case after the date hereof, shall require any Taxes (as hereinafter defined) to be withheld or deducted from any amount payable to the Agent, the Administrative Agent or any Bank Series Certificateholder under this Wholesale PSA, upon notice by such Person to the Seller (with a copy to the Agent) to the effect that (i) as a result of the adoption of such law, rule, regulation, treaty or directive or a change therein or in the interpretation thereof, Taxes are being withheld or deducted from amounts payable to such Person under this Wholesale PSA and (ii) such Bank Series Certificateholder has taken all action required to be taken by it to avoid the imposition of such Taxes pursuant to clause (c) below prior to demanding indemnification under this clause (a), the Seller will pay to the Agent for the account of such Person additional amounts so that such additional amounts, together with amounts otherwise payable under this Wholesale PSA, will yield to such Person, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, the amount stated to be payable under this Wholesale PSA. The term "Taxes" shall mean all net income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), excluding, with respect to any Bank Series Certificateholder, net income and franchise taxes imposed with respect to net income by any country (or any political subdivision or taxing authority thereof or therein) where such Person is organized or where such Person's credit commitments are booked. If the Seller fails to pay any Taxes when due following notification by the Agent, the Administrative Agent or any Bank Series Certificateholder as provided above, the Seller shall indemnify such Person for any incremental taxes, interest or penalties that may become payable by any such Person as a result of any such failure by the Seller to make such payment.

          (b) Each Bank Series Certificateholder that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Seller and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor form. Each such Bank Series Certificateholder also agrees to deliver to the Seller and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Seller, and such extensions or renewals thereof as may reasonably be requested by the Seller or the Agent, unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank Series Certificateholder from duly completing and delivering any such form with respect to it and such Bank Series Certificateholder so advises the Seller and the Agent. Such Bank Series Certificateholder shall certify (i) in the case of Form 1001 or 4224, that it is entitled to receive payments under this Wholesale PSA without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

          (c) No Bank Series Certificateholder may request indemnification for any Taxes from the Seller under clause (a) above to the extent that such Taxes would have been avoided or reduced by such Bank Series Certificateholder's transfer of its Long Term Commitments affected by such event to another office of such Bank Series Certificateholder (or to an Affiliate of such Bank Series Certificateholder), by such Bank Series Certificateholder's properly claiming the benefit of any exemption from or reduction of such Taxes (whether provided by statute, treaty or otherwise), including by delivering the forms required by clause (b) above, or by such Bank Series Certificateholder's taking any other action which in its judgment is reasonable to avoid or reduce such Taxes, provided that such Bank Series Certificateholder shall not be required to (i) take any action which in the reasonable judgment of such Bank Series Certificateholder could directly or indirectly result in any increased cost or expense or in any loss of opportunity to such Bank Series Certificateholder unless the Seller shall have provided to such Bank Series Certificateholder indemnity or reimbursement therefor in form and substance reasonably satisfactory to such Bank Series Certificateholder or (ii) claim or apply any tax credit against such Taxes.

          (d) Within 30 days after the payment by the Seller of any income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, withheld or deducted from any amount payable to the Agent, the Administrative Agent or any Bank Series Certificateholder under this Wholesale PSA and irrespective of whether such Person is entitled to demand indemnification in respect thereof under clause (a) above, the Seller will furnish to such Person (with a copy to the Agent), the original or a certified copy of a receipt evidencing payment thereof.

          SECTION 8.7. Section 8 Costs. Notwithstanding any provision of this Long Term Supplement to the contrary, Section 8 Costs shall be paid by the Seller only to the extent of funds available therefor pursuant to subsection 5.6(a)(v).


                                   ARTICLE IX

                              Optional Repurchase

          SECTION 9.1. Optional Repurchase. (a) On any Distribution Date occurring during an Early Amortization Period on which the Aggregate Bank Invested Amount on such date is less than or equal to 10% of the Aggregate Bank Invested Amount as of the last day of the Revolving Period, the Seller shall have the option to purchase the entire Bank Series Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

          (b) The Seller shall give the Servicer, the Administrative Agent, the Agent and the Trustee at least three Business Days prior written notice of the Distribution Date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 10.1(b).


                                   ARTICLE X

                              Final Distributions

          SECTION 10.1.  Sale of Certificateholders' Interest Pursuant to
Section 2.03 of the Wholesale PSA; Distributions, Pursuant to Section 9.1 of this Long Term Supplement or Section 2.03 or 12.02(c) of the Wholesale PSA. (a) The amount to be paid by the Seller with respect to Bank Series in connection with a purchase of the Certificateholders' Interest pursuant to Section 2.03 of the Wholesale PSA shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

          (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 9.1 of this Long Term Supplement or
Section 2.03 of the Wholesale PSA or any Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Wholesale PSA, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below) (i) distribute the amount deposited, up to the Reassignment Amount, to Bank Series Certificateholders and (ii) pay the remainder of any Termination Proceeds to the Seller.

          (c) Notwithstanding anything to the contrary in this Long Term Supplement or the Wholesale PSA, any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to
Section 12.02 of the Wholesale PSA with respect to Bank Series.

          SECTION 10.2. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Wholesale PSA. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Wholesale PSA, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Aggregate Bank Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute such amount to the Bank Series Certificateholders provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Collection Period. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

          (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of
(i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date and (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and distribute such amount to the Bank Series Certificateholders provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and (B) 100% minus the Excess Seller's Percentage. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

          (c) Notwithstanding anything to the contrary in this Long Term Supplement or the Wholesale PSA, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section
12.02 of the Wholesale PSA with respect to Bank Series.


                                   ARTICLE XI

                            Miscellaneous Provisions

          SECTION 11.1. Ratification of Wholesale PSA. As supplemented by this Long Term Supplement, the Wholesale PSA is in all respects ratified and confirmed and the Wholesale PSA as so supplemented by this Long Term Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 11.2. Counterparts. This Long Term Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 11.3. GOVERNING LAW. THIS LONG TERM SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.4. Notices. All notices, requests and demands to or upon any of the Seller, the Servicer, the Administrative Agent, the Agent or the Bank Series Certificateholders shall be delivered in accordance with
Section 9.2 of the Long Term RPA.

          SECTION 11.5. Successors and Assigns. (a) This Long Term Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) Any Bank Series Certificateholder may sell participations in its Bank Invested Amount or sell all or a portion of its rights and obligations hereunder in accordance with the terms hereof and Section 9.6 of the Long Term RPA.

          SECTION 11.6. Physical Certificates. Section 6.08 of the Wholesale PSA shall not apply to the Bank Series Certificates and upon original issuance the Bank Series Certificates shall be Registered Certificates in definitive form.

          SECTION 11.7. Rights of Certificateholder. The Bank Series Certificates represent a beneficial interest in the Trust only and do not represent any interest in or obligation of the Seller. The Bank Series Certificates shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Banks Series Certificates represent fractional undivided interests in the Trust which consist of the right to receive, to the extent necessary to make the required payments with respect to the Bank Series Certificates at the times and in the amounts specified in this Long Term Supplement, the portion of Collections allocable to the Bank Series Certificateholders pursuant to the Wholesale PSA and this Long Term Supplement, funds on deposit in the Collection Account allocable to the Bank Series Certificateholders pursuant to the Wholesale PSA and this Long Term Supplement, and funds on deposit in the related Series Accounts.

          SECTION 11.8. Certificate Transfer Restrictions. Anything to the contrary in this Long Term Supplement, the Wholesale PSA or the Long Term RPA notwithstanding, no Bank Series Certificate may be sold or transferred to any Person unless (a) the Bank Series Certificate is transferred pursuant to a valid registration statement or (b) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and (i) the proposed transferee shall have furnished to the Seller, the Servicer and the Trustee an Undertaking Letter, substantially in the form set forth in Exhibit F-1, signed by such transferee, or (ii) if the transfer is to be made in reliance on any exemption from the registration requirements of the Act other than Rule 144A promulgated under the Act, the proposed transferee shall have furnished to the Seller, the Servicer and the Trustee an Undertaking Letter, substantially in the form of Exhibit F-2, signed by such transferee and the transferor, at its own expense, shall have provided to the Seller, the Servicer and the Trustee an Opinion of Counsel in form reasonably satisfactory to the Trustee with respect to the availability of such exemption.

          SECTION 11.9. Trustee's Communications. The Administrative Agent has been designated and appointed by the Bank Series Certificateholders pursuant to the Long Term RPA. Notwithstanding any other provision of this Long Term Supplement to the contrary, the Trustee shall not be obligated to communicate with or make distributions to individual Bank Series Certificateholders, but instead shall be entitled to deal exclusively with the Administrative Agent for the Bank Series Certificateholders.


                                  ARTICLE XII

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

          SECTION 12.1. Representations and Warranties of the Seller and the Servicer. The Seller and the Servicer each hereby represents and warrants to the Trustee, the Administrative Agent, the Agent and each of the Bank Series Certificateholders that each and every of their respective representations and warranties contained in Sections 2.03 and 3.03 of the Wholesale PSA is true and correct in all material respects as of the date hereof and as of the date of each Increase.

          SECTION 12.2. Covenants of the Servicer. The Servicer hereby agrees that:

          (a) upon three Business Days' prior written notice, it shall allow employees and agents of the Administrative Agent, acting at the request of any Bank Series Certificateholder, during normal business hours of the Servicer and without disruption of normal business conducted by the Servicer, to initiate an audit of the Servicer for the purpose of confirming compliance with the terms of the Wholesale PSA and this Long Term Supplement, which audit shall be at the expense of the Servicer;

          (b) it shall give prior notice to the Administrative Agent of the delegation of any of its servicing, collection, enforcement or administrative duties with respect to the Receivables; and

          (c) if, at any time, none of the then outstanding Series or Classes of Investor Certificates are being rated by a Rating Agency, then the condition set forth in Section 4.03(b)(iii)(z) of the Wholesale PSA with respect to the Servicer's right to make monthly deposits of Collections into the Collection Account shall not be applicable and any change in the frequency of deposits of Collections made other than pursuant to Section 4.03(b)(iii)(x) or (y) of the Wholesale PSA shall be subject to the prior written consent of the Agent.


                                  ARTICLE XIII

                              CONDITIONS PRECEDENT

          SECTION 13.1. Conditions Precedent to Effectiveness of Long Term Supplement. This Long Term Supplement will become effective on the date (the "Effective Date") that the Agent shall have received:

          (a) Documents. (i) A copy of the Wholesale PSA executed by a duly authorized officer of each of the Seller, the Servicer and the Trustee and certified by a Responsible Officer of the Seller,
     (ii) this Long Term Supplement executed by a duly authorized officer of each of the Seller, the Servicer, the Trustee, the Agent and the Administrative Agent, (iii) from each of the Persons listed on
     Schedule 1 to the Long Term RPA, an executed Addendum and (iv) for each of the Persons listed on Schedule 1, a Bank Series Certificate executed by the Seller and authenticated by the Trustee.

          (b) Filings, Registrations and Recordings. A certificate of a Responsible Officer of the Servicer that all documents (including financing statements) required to be filed in order (i) to perfect the sale of the Receivables by CCC to the Seller pursuant to the Receivables Purchase Agreement and (ii) to create, in favor of the Trustee, a perfected ownership interest in the Trust Assets under the Wholesale PSA with respect to which an ownership interest may be perfected by a filing under the UCC shall, in each case, have been properly filed in each office in each jurisdiction listed in the Wholesale PSA or the Receivables Purchase Agreement, as the case may be, and such filings are the only ones required in order to perfect the sale of the Receivables to the Seller under the Receivables Purchase Agreement or to the Trust under the Wholesale PSA, as the case may be, in the jurisdictions listed therein. The Servicer shall attach to such certificate evidence of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

          (c) Lien Searches. A certificate of a Responsible Officer of the Servicer that there are no Liens with respect to any of the property described in paragraph (b), which certificate shall have attached thereto the results of a recent search of UCC and other filings with respect to the Seller and CCC in each of the jurisdictions referred to in paragraph (b).

          (d) Legal Opinions. (i) A legal opinion of Allan L. Ronquillo, Esq., general counsel to the Seller and the Servicer, dated the Effective Date, in substantially the form of Exhibit E-1.

               (ii) A legal opinion of Cravath, Swaine & Moore, special counsel to the Seller and the Servicer, dated the Effective Date, in substantially the form of Exhibit E-2.

          (e) Pooling and Servicing Agreement Conditions. A certificate of a Responsible Officer of the Seller that the conditions to the issuance of the Bank Series Certificates set forth in the Wholesale PSA have been satisfied.

          (f) Long Term RPA Conditions. A certificate of a Responsible Officer of the Servicer that the conditions to the effectiveness of the Long Term RPA set forth therein (excluding the condition that this Long Term Supplement be effective) have been satisfied.

          SECTION 13.2. Conditions Precedent to Increase. The obligation of the Bank Series Certificateholders to make any Increase is subject to the satisfaction of the following conditions precedent on or before the Increase Date with respect thereto specified in the Increase Notice delivered pursuant to Section 3.3:

          (a) Long Term RPA. The Administrative Agent shall have received the certificate required in connection with such Increase pursuant to
     Section 4.3 of the Long Term RPA.

          (b) Available Subordinated Amount. The Seller shall have increased the Available Subordinated Amount to the Required Available Subordinated Amount, after giving effect to such Increase.

          (c) Reserve Account. The Seller shall have deposited into the Reserve Account the amount, if any, necessary to cause the amount on deposit in the Reserve Account to equal the Reserve Account Required Amount, after giving effect to such Increase.

          (d) Pre-Accrual Period Deposit. The Seller shall have deposited into the Collection Account any Pre-Accrual Period Deposit required pursuant to subsection 3.2(b).

          (e) Certificate. The Trustee and the Administrative Agent shall have received a certificate of a Responsible Officer of the Seller stating that the conditions set forth in clauses (a), (b), (c) and (d) of this subsection 13.2 have been satisfied and that the provisions of subsection 3.2(b) will not be contravened by such Increase.


          IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee, the Agent and the Administrative Agent have caused this Long Term Supplement to be duly executed by their respective officers as of the day and year first above written.


                                   U.S. AUTO RECEIVABLES
                                     COMPANY, Seller


                                   By: /s/ John J. Shea
                                   Title:  Assistant Treasurer


                                   CHRYSLER CREDIT CORPORATION,
                                     Servicer


                                   By: /s/ D.A. Robison
                                   Title:  Vice President
                                           and Treasurer


                                   MANUFACTURERS AND TRADERS
                                     TRUST COMPANY, Trustee


                                   By: /s/ Leslie Boynton
                                   Title:  Assistant Vice President


                                   CHEMICAL BANK, as Agent and as
                                     Administrative Agent


                                   By: /s/ Karen Sager
                                   Title:  Vice President

                                                     Annex I
                                                     to Long Term Supplement


                              CERTAIN DEFINITIONS


          The following terms shall have the respective meanings set forth below:

          "Accrual Period" shall have the meaning specified in the Long
     Term RPA.

          "Addendum" shall mean an instrument, substantially in the form of Exhibit A to the Long Term RPA, by which a Bank Series
     Certificateholder becomes a party to the Long Term Supplement and the Long Term RPA

          "Additional Interest" shall have the meaning specified in Section 5.2(b) of the Long Term Supplement.

          "Administrative Agent" shall have the meaning assigned in the preamble to the Long Term Supplement.

          "Agent" shall have the meaning assigned in the preamble to the Long Term Supplement.

          "Aggregate Bank Invested Amount" shall mean, as of any date, the sum of the Bank Invested Amounts of all Bank Series Certificateholders on such date.

          "Aggregate Invested Amount" shall have the meaning assigned in the Long Term RPA.

          "Allocable Defaulted Amount" shall mean, with respect to any Collection Period, the product of (a) the Bank Series Allocation Percentage with respect to such Collection Period and (b) the Defaulted Amount with respect to such Collection Period.

          "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Bank Series Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

          "Allocable Non-Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Bank Series Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections of Non-Principal Receivables relating to such Deposit Date.

          "Allocable Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Bank Series Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Deposit Date.

          "Assignment and Acceptance" shall have the meaning assigned in the Long Term RPA.

          "Available Bank Principal Collections" with respect to any Distribution Date shall mean the sum of (a) Bank Principal Collections for such Distribution Date, (b) Allocable Miscellaneous Payments with respect to such Distribution Date, (c) Bank Series Allocable Excess Principal Collections, if any, on deposit in the Collection Account for such Distribution Date, and (d) on the Termination Date, any funds in the Reserve Account after giving effect to Section 5.7 of the Long Term Supplement.

          "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Seller's Non-Principal Collections for such Deposit Date and (b) the Available Seller's Principal Collections for such Deposit Date; provided, however, that the Available Seller's Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero on the Determination Date immediately following the end of such Collection Period.

          "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Non-Principal Collections for such Deposit Date.

          "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Principal Collections for such Deposit Date.

          "Available Subordinated Amount" for the first Determination Date shall mean an amount equal to the Initial Subordinated Amount and the Incremental Subordinated Amount with respect to such Determination Date. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to (a) the Available Subordinated Amount for the preceding Determination Date, minus (b) the Incremental Subordinated Amount for such preceding Determination Date, minus (c) the amount of Available Seller's Principal Collections, if any, applied pursuant to subsection 5.7(b) or 5.7(d)(i) of the Long Term Supplement with respect to the preceding Distribution Date, minus (d) the amount of reduction, if any, in the Available Subordinated Amount, pursuant to subsection 5.7(b) or 5.7(c) of the Long Term Supplement with respect to the preceding Distribution Date, plus (e) the Incremental Subordinated Amount, if any, for such Determination Date; provided, however, that (i) the Available Subordinated Amount may be increased on each Increase Date by the Seller to the Required Available Subordinated Amount by notice to the Trustee on or before such Increase Date, (ii) the Available Subordinated Amount shall be decreased pursuant to subsection 3.3 of the Long Term Supplement by the Seller to the Required Available Subordinated Amount by notice to the Trustee on or before the related Distribution Date or Series Issuance Date, as the case may be, and
     (iii) the Available Subordinated Amount may be increased on any Determination Date by the Seller, in its sole discretion, by notice to the Trustee on or before any such Determination Date; and provided, further, that, on any date, the Available Subordinated Amount shall not exceed an amount equal to the sum of (i) the product of (A) 10.40% and (B) the Aggregate Bank Invested Amount on such date divided by the Bank Percentage and (ii) the Incremental Subordinated Amount, if any, with respect to the preceding Determination Date.

          "Bank Invested Amount" shall mean, with respect to any Bank Series Certificateholder and as of any date, an amount equal to (a) such Bank Series Certificateholder's Bank Invested Amount on the immediately preceding date (or, with respect to the day as of which such Bank Series Certificateholder becomes a party to this Long Term Supplement, whether by executing an Addendum, an Assignment and Acceptance or otherwise, (i) the product of such Bank Series Certificateholder's Commitment Percentage and the Initial Aggregate Bank Invested Amount or (ii) the portion of the transferor's Bank Invested Amount being purchased, in the case of a Purchasing Bank), plus (b) the amount of any increases in such Bank Series Certificateholder's Bank Invested Amount pursuant to Section 3.2 of the Long Term Supplement made on such date, minus (c) the amount of any distributions to such Bank Series Certificateholder pursuant to subsections 5.6(b) or 5.6(c) of the Long Term Supplement on such date, minus (d) the product of (i) such Bank Series Certificateholder's Commitment Percentage and (ii) the excess, if any, of the aggregate amount of Investor Charge-Offs over the aggregate amount of Investor Charge-Offs reimbursed prior to such date.

          "Bank Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Floating Allocation Percentage for the related Collection Period and (ii) Allocable Non-Principal Collections deposited in the Collection Account for the related Collection Period.

          "Bank Percentage" shall mean 90.55%.

          "Bank Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the product of (i) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to an Early Amortization Period, and (ii) Allocable Principal Collections deposited in the Collection Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period) and (b) the amount, if any, of Collec-tions of Non-Principal Receivables, funds in the Reserve Account, Investment Proceeds and Available Seller's Principal Collections to be distributed pursuant to Section 5.6(a)(iii), 5.6(a)(iv), 5.7(b) or (d) or 5.9(b) of the Long Term Supplement on such Distribution Date.

          "Bank Series" shall mean the Series of Investor Certificates, the terms of which are specified in the Long Term Supplement.

          "Bank Series Allocable Excess Principal Collections" shall mean, with respect to any Distribution Date, the Principal Shortfall with respect to the Bank Series for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of "Principal Shortfalls" (as defined in the Wholesale PSA) for such Distribution Date, then Bank Series Allocable Excess Principal Collections shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall with respect to the Bank Series for such Distribution Date and the denominator of which is the aggregate amount of "Principal Shortfalls" for all Series on such Distribution Date.

          "Bank Series Allocation Percentage" shall mean the Series Allocation Percentage with respect to the Bank Series.

          "Bank Series Certificateholders" shall mean the Holders of Bank Series Certificates.

          "Bank Series Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Bank Series Certificates.

          "Bank Series Certificates" shall mean any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A to the Long Term Supplement.

          "Base Rate" shall have the meaning assigned in the Long Term RPA.

          "Business Day" shall have the meaning assigned in the Long Term
     RPA.

          "CARCO" shall mean Chrysler Auto Receivables Company, a Delaware corporation.

          "CCC" shall mean Chrysler Credit Corporation, a Delaware corporation.

          "Certificateholders Monthly Servicing Fee" shall have the meaning specified in Section 4.1 of the Long Term Supplement.

          "CFC Revolving Credit Agreement" shall have the meaning assigned in the Long Term RPA.

          "Change in Law" shall have the meaning specified in Section 8.5 of the Long Term Supplement.

          "Collection Period" shall have the meaning assigned in the Wholesale PSA.

          "Commitment Percentage" shall have the meaning assigned in the Long Term RPA.

          "Commitment Termination Event" shall have the meaning assigned in the Long Term RPA.

          "Daily Base Rate Interest Expense" shall mean, for any day in any Accrual Period, the product of (a) the portion of the Aggregate Bank Invested Amount not allocated to the LIBO Tranche on such day divided by 365 (or 366, as the case may be) and (b) the Base Rate in effect on such day.

          "Daily Report" shall mean a report prepared by the Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit C to the Long Term Supplement or in such other form as may be approved by the Administrative Agent and the Servicer.

          "Dealer Rate" shall mean, as of any date, the rate at which interest on Principal Receivables is being collected from Dealers on such date.

          "Decrease" shall have the meaning assigned in Section 3.3 of the Long Term Supplement.

          "Default Rate" shall have the meaning assigned in the Long Term
     RPA.

          "Deficiency Amount" shall have the meaning specified in Section
     5.5 of the Long Term Supplement.

          "Distribution Date" shall mean, with respect to the Bank Series, the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day.

          "Distribution Date Statement" shall mean a report prepared by the Servicer on each Determination Date for the immediately preceding Collection Period, in substantially the form of Exhibit B to the Long Term Supplement or in such other form as may be approved by the Administrative Agent and the Servicer.

          "Early Amortization Event" shall mean, with respect to the Bank Series, an Early Amortization Event specified in Section 9.01 of the Wholesale PSA or in the Section 7.1 of the Long Term Supplement.

          "Early Amortization Period" shall mean, as used in the Long Term Supplement, an Early Amortization Period (as defined in the Wholesale
     PSA) with respect to the Bank Series.

          "Effective Date" shall have the meaning specified in Section
     13.1.

          "Eurodollar Margin" shall have the meaning assigned in the Long Term RPA.

          "Excess Principal Collections" means the sum, with respect to any Collection Period and with respect to all Series of Investor Certificates issued pursuant to the Wholesale PSA, of the difference between (i) Principal Collections allocated to the Investor Certificates of such Series and (ii) distributions of Principal Collections to the holders of such Investor Certificates, in each case as calculated on the Distribution Date with respect to such Collection Period.

          "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-Principal Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, the sum of (i) the Floating Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the product of (i) the Pool Balance as of the last day of the immediately preceding Collection Period and (ii) the Bank Series Allocation Percentage with respect to the Collection Period in respect of which the Excess Seller's Percentage is being calculated and (b) 100% minus, when used with respect to Principal Receivables during an Early Amortization Period, the sum of (i) the Principal Allocation Percentage with respect to such Collection Period and (ii) the percentage determined pursuant to clause (a) (ii) above for such Collection Period.

          "Excess Servicing" shall mean, with respect to any Distribution Date, the amount, if any, specified pursuant to Section 5.6(a)(vi) of the Long Term Supplement with respect to such Distribution Date.

          "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Aggregate Bank Invested Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the product of (a) the Pool Balance as of the last day of the immediately preceding Collection Period and (b) the Bank Series Allocation Percentage with respect to the Collection Period in respect of which the Floating Allocation Percentage is being calculated.

          "Funding Rate" shall mean, as of any date, the rate at which the Aggregate Bank Invested Amount shall bear interest, i.e., either the LIBO Rate plus the Eurodollar Margin or the Base Rate, plus, if CCC is not the Servicer, the Servicing Fee Rate.

          "Increase" shall have the meaning assigned in subsection 3.2(a) of the Long Term Supplement.

          "Increase Amount" shall mean, with respect to any Increase Date, the amount of the Increase in the Invested Amount on such date.

          "Increase Date" shall have the meaning assigned in subsection 3.2(a) of the Long Term Supplement.

          "Increased Costs" shall have the meaning assigned in Section 8.4 of the Long Term Supplement.

          "Incremental Subordinated Amount" shall mean, with respect to any Determination Date, the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Aggregate Bank Invested Amount with respect to the immediately preceding Collection Period and the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such Distribution Date as described in clause (f) of the definition thereof), and the denominator of which is the Pool Balance on the last day of such Collection Period by (b) the Trust Incremental Subordinated Amount.

          "Initial Aggregate Bank Invested Amount" shall mean $0.

          "Initial Bank Series Certificateholder" shall have the meaning assigned in the preamble of the Long Term Supplement.

          "Initial Invested Amount" shall mean, with respect to the Bank Series, (I) with respect to any Collection Period relating to the Revolving Period, an amount equal to the sum of (i) the Initial Aggregate Bank Invested Amount plus (ii) the aggregate amount of Increases pursuant to Section 3.2 of the Long Term Supplement made during or prior to such Collection Period minus (iii) the aggregate amount of distributions pursuant to Section 5.6(b) or 5.6(c) of the Long Term Supplement made or to be made on the Distribution Date occurring in such Collection Period or made on prior Distribution Dates and (II) as of any date during an Early Amortization Period, the Initial Invested Amount as of the last day of the Revolving Period.

          "Initial Reserve Account Deposit Amount" shall mean zero.

          "Initial Subordinated Amount" shall mean $0.

          "Interest Coverage Shortfall" shall mean, for any Distribution Date, the excess of (a) the sum of (i) Monthly Interest for such Distribution Date plus any Monthly Interest accrued but not paid with respect to prior Distribution Dates, plus the amount of Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Bank Series Certificateholders on any prior Distribution Date and (ii) the Certificateholders Monthly Servicing Fee for such Distribution Date over (b) the sum of any Pre-Accrual Period Deposit applied pursuant to
     Section 5.6, Bank Non-Principal Collections, Available Seller's Non-Principal Collections and Investment Proceeds for such Distribution Date.

          "Interest Shortfall" shall have the meaning specified in Section
     5.2 of the Long Term Supplement.

          "Invested Amount" shall mean, when used with respect to the Bank Series and with respect to any date, an amount equal to the Aggregate Bank Invested Amount.

          "Investment Proceeds" shall have the meaning specified in Section
     5.4 of the Long Term Supplement.

          "Investor Charge-Offs" shall have the meaning specified in
     Section 5.8 of the Long Term Supplement.

          "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for the related Collection Period.

          "LIBO Rate" shall have the meaning assigned in the Long Term RPA.

          "LIBO Tranche" shall mean the portion of the Aggregate Bank Invested Amount for which Monthly Interest is calculated by reference to the LIBO Rate.

          "Long Term Commitment" shall have the meaning assigned in the Long Term RPA.

          "Long Term RPA" shall have the meaning set forth in the introduction to the Long Term Supplement.

          "Long Term Supplement" shall mean the Long Term Bank Supplement, dated as of May 23, 1994, among the Seller, the Servicer, the Trustee, the Bank Series Certificateholders, the Agent and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

          "Monthly Base Rate Interest" shall have the meaning specified in
     Section 5.2 of the Long Term Supplement.

          "Monthly Certificateholders' Statement" shall mean a report prepared by the Servicer with respect to each Distribution Date for the immediately preceding Collection Period, during the Revolving Period, in substantially the form of Exhibit D-1 to the Long Term Supplement and, during an Early Amortization Period, in substantially the form of Exhibit D-2 to the Long Term Supplement.

          "Monthly Interest" shall have the meaning specified in Section
     5.2 of the Long Term Supplement.

          "Monthly Payment Rate" shall mean, for any Collection Period, the percentage equivalent of a fraction the numerator of which is Principal Collections for such Collection Period and the denominator of which is the average daily Pool Balance for such Collection Period.

          "Monthly Principal" shall have the meaning specified in Section
     5.3 of the Long Term Supplement.

          "Monthly Servicing Fee" shall have the meaning specified in
     Section 4.1 of the Long Term Supplement.

          "Pre-Accrual Period Deposit" shall have the meaning assigned in subsection 3.2(b) of the Long Term Supplement.

          "Principal Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Aggregate Bank Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the Pool Balance as of the last day of the immediately preceding Collection Period and (b) the Bank Series Allocation Percentage with respect to the Collection Period in respect of which the Principal Allocation Percentage is being calculated; provided, however, that with respect to that portion of any Collection Period that falls after the date on which any Early Amortization Event occurs (other than (i) an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) thereof or (ii) an Early Amortization Event which has resulted in an Early Amortization Period which has ended and which has been followed by a recommenced Revolving Period pursuant to the last proviso in the definition of Revolving Period), the Principal Allocation Percentage shall be reset using the Pool Balance as of the close of business on the date on which such Early Amortization Event shall have occurred and Principal Collections shall be allocated for such portion of such Collection Period using such reset Principal Allocation Percentage.

          "Principal Shortfall" shall mean, with respect to the Bank Series and any Distribution Date, an amount equal to the excess, if any, of
     (i) (x) for any Distribution Date with respect to the Revolving Period, the Decrease, if any, with respect to such Distribution Date or (y) for any Distribution Date with respect to an Early Amortization Period, the Aggregate Bank Invested Amount, over (ii) Available Bank Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

          "Purchasing Bank" shall have the meaning specified in the Long
     Term RPA.

          "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Aggregate Bank Invested Amount on such Distribution Date,
     (ii) accrued and unpaid interest on the unpaid balance of the Bank Series Certificates (calculated on the same basis as is Monthly Interest under Section 5.2) through the day preceding such Distribution Date, and (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Bank Series Certificateholders on a prior Distribution Date.

          "Reference Banks" shall have the meaning specified in the Long
     Term RPA.

          "Required Available Subordinated Amount" shall mean, on any date, the sum of (i) the product of (A) the Required Subordinated Percentage and (B) the Aggregate Bank Invested Amount on such date divided by the Bank Percentage and (ii) the Incremental Subordinated Amount, if any, with respect to the preceding Determination Date.

          "Required Bank Series Certificateholders" shall mean "Required Banks", as defined in the Long Term RPA.

          "Required Participation Percentage" shall mean, with respect to the Bank Series, 104%; provided, however, that the Seller may, upon 10 days' prior notice to the Trustee, the Administrative Agent, each Rating Agency and any Enhancement Provider, reduce the Required Participation Percentage with respect to all outstanding Series to a percentage which shall not be less than 100%, provided that no Rating Agency shall have notified the Seller or the Servicer that any such reduction will result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Required Reserve Percentage" shall mean 0.55%.

          "Required Subordinated Percentage" shall mean 9.45%.

          "Required Subordination Draw Amount" shall have the meaning specified in Section 5.5 of the Long Term Supplement.

          "Reserve Account" shall have the meaning specified in Section 5.4 of the Long Term Supplement.

          "Reserve Account Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (i) the Reserve Account Required Amount for such Distribution Date exceeds (ii) the amount of funds in the Reserve Account after giving effect to any withdrawals therefrom on such Distribution Date.

          "Reserve Account Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Required Reserve Percentage and (b) the Aggregate Bank Invested Amount on such Distribution Date (after giving effect to any changes therein on such Distribution Date) divided by the Bank Percentage.

          "Reserve Account Trigger Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.4% and (b) the Aggregate Bank Invested Amount on such Distribution Date (after giving effect to any change therein on such Distribution Date) divided by the Bank Percentage.

          "Retail Seller" shall have the meaning assigned in the Long Term
     RPA.

          "Revolving Period" shall mean the period beginning at the close of business on the Effective Date and ending on the earlier of (a) the last day of the Collection Period ending in April 1998, and (b) the close of business on the day an Early Amortization Period commences; provided, however, that, if any Early Amortization Period ends as described in clause (c) of the definition thereof, the Revolving Period will recommence as of the close of business on the day such Early Amortization Period ends and provided, further, that (i) if any Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 7.1(e) or 7.1(g) of the Long Term Supplement, (ii) no other Early Amortization Event shall have occurred and the scheduled termination of the Revolving Period pursuant to clause (a) above shall not have occurred, (iii) the Aggregate Bank Invested Amount shall have been reduced to zero and
     (iv) the Dealer Rate shall be greater than the Funding Rate, the Revolving Period shall recommence as of the close of business on the day the conditions set forth in clauses (i), (ii), (iii) and (iv) above shall have been satisfied.

          "Section 8 Costs" shall mean Increased Costs, any reemployment costs due pursuant to Section 8.1 of the Long Term Supplement, any amounts due pursuant to Section 8.5 of the Long Term Supplement and any additional amounts payable pursuant to Section 8.6 of the Long Term Supplement.

          "Seller" shall mean U.S. Auto Receivables Company, a Delaware corporation.

          "Seller's Collections" shall mean, with respect to any Collection Period, the sum of (a) the Seller's Percentage of Allocable
     Non-Principal Collections for the related Collection Period plus (b) the Seller's Percentage of Allocable Principal Collections for the related Collection Period.

          "Seller's Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Non-Principal Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables during an Early Amortization Period.

          "Servicer" shall initially mean CCC, in its capacity as servicer under the Wholesale PSA and after any Service Transfer, the Successor Servicer.

          "Servicing Fee Rate" shall mean, with respect to the Bank Series, 1.0%.

          "Short Term Commitment" shall have the meaning assigned in the Long Term RPA.

          "Short Term Commitment Period" shall have the meaning assigned in the Long Term RPA.

          "Taxes" shall have the meaning assigned in subsection 8.6(a) of the Long Term Supplement.

          "Termination Date" shall mean the date which is thirty-six months after the last day of the Revolving Period.

          "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Wholesale PSA with respect to the Bank Series.

          "Wholesale Bank Series Certificate Sublimit" shall mean the "Wholesale Senior Certificate Sublimit", as defined in the Long Term RPA.

          "Wholesale PSA" shall mean the Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by CARCO to the Seller on August 8, 1991, among the Seller, the Servicer and the Trustee, as assigned and as amended and supplemented from time to time.